SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported) March 27, 2003

LYNCH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-106	38-1799862

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification)

50 Kennedy Plaza, Suite 1250, Providence, RI	02903

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	401-453-2007

Item 7. Financial Statements and Exhibits

(c) Exhibits

99(a) Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99(b) Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906, of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

Each of the Chief Executive Officer and Chief Financial Officer of Lynch Corporation (“Registrant”) executed the certification relating to Registrant’s Annual Report on Form 10-K as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of such Certifications are attached hereto as Exhibits 99(a) and 99(b) and incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lynch Corporation

By:	/s/ RAYMOND H. KELLER

RAYMOND H. KELLER Chief Financial Officer

Date: March 27, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99(a)	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99(b)	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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